                       VIRGINIA ELECTRIC AND POWER COMPANY

                                       TO

                            THE CHASE MANHATTAN BANK


                                     Trustee


                            -------------------------


                          Third Supplemental Indenture

                           Dated as of November 1, 1999


                            -------------------------


                                   $75,000,000

                        1999 Series B 7.20% Senior Notes

                              due November 1, 2004

                               TABLE OF CONTENTS/1/


                                    ARTICLE 1
                        1999 SERIES B 7.20% SENIOR NOTES

     SECTION 101.       Establishment...........................................
     SECTION 102.       Definitions.............................................
     SECTION 103.       Payment of Principal and Interest.......................
     SECTION 104.       Denominations...........................................
     SECTION 105.       Global Securities.......................................
     SECTION 106.       Additional Interest.....................................
     SECTION 107.       Listing of Series B Notes...............................
     SECTION 108.       Paying Agent............................................

                                ARTICLE 2
                        MISCELLANEOUS PROVISIONS

     SECTION 201.       Recitals by Corporation.................................
     SECTION 202.       Ratification and Incorporation of Original Indenture....
     SECTION 203.       Executed in Counterparts................................
     SECTION 204.       Assignment..............................................


___________________________
     /1/This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

     THIS THIRD SUPPLEMENTAL INDENTURE is made as of the first day of November, 1999, by and between VIRGINIA ELECTRIC AND POWER COMPANY, a Virginia corporation, having its principal office at 701 East Cary Street, Richmond, Virginia 23219-3932 (the "Company"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Company has heretofore entered into a Senior Indenture, dated as of June 1, 1998, (the "Original Indenture") with The Chase Manhattan Bank;

     WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as supplemented by a First Supplemental Indenture dated as of June 1, 1998, a Second Supplemental Indenture dated as of June 1, 1999 and this Third Supplemental Indenture, is herein called the "Indenture";

     WHEREAS, under the Original Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Original Indenture and the terms of such series may be described by a supplemental indenture executed by the Company and the Trustee;

     WHEREAS, the Company proposes to create under the Indenture a series of Securities;

     WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

     WHEREAS, all conditions necessary to authorize the execution and delivery of this Third Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                        1999 SERIES B 7.20% SENIOR NOTES

          SECTION 101.  Establishment.  There is hereby established a new series
                        -------------
of Securities to be issued under the Indenture, to be designated as the Company's 1999 Series B 7.20% Senior Notes, due November 1, 2004 (the "Series B Notes").

     There are to be authenticated and delivered $75,000,000 principal amount of Series B Notes, and no further Series B Notes shall be authenticated and delivered except as provided by Sections 304, 305, 306, 906 or 1106 of the Original Indenture. The Series B Notes shall be issued in definitive fully registered form without coupons.

     The Series B Notes shall be in substantially the form set out in
Exhibit A hereto.  The entire principal amount of the Series B Notes shall
---------
initially be evidenced by one certificate issued to Cede & Co., as nominee for The Depository Trust Company.

     The form of the Trustee's Certificate of Authentication for the Series B Notes shall be in substantially the form set forth in Exhibit B hereto.
                                                      ---------

     Each Series B Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

     SECTION 102.  Definitions.  The following defined terms used herein shall,
                   -----------
unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

     "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

     "Interest Payment Dates" means May 1 and November 1 of each year, commencing on May 1, 2000.

     "Original Issue Date" means November 1, 1999.

     "Outstanding", when used with respect to the Series B Notes, means, as of the date of determination, all Series B Notes, theretofore authenticated and delivered under the Indenture, except:

     (i) Series B Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Series B Notes for whose payment the necessary amount of money or money's worth has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Series B Notes.

     (iii)  Series B Notes as to which Defeasance has been effected pursuant to
Section 1302 of the Original Indenture; and

     (iv) Series B Notes that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Series B Notes have been authenticated and delivered pursuant to the Indenture, other than any such Series B Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Series B Notes are held by a bona fide purchaser in whose hands such Series B Notes are valid obligations of the Company; provided, however, that in determining, during any period in which any Series B Notes are owned by any Person other than the Company or any Affiliate thereof, whether the Holders of the requisite principal amount of Outstanding Series B Notes have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Series B Notes owned, whether of record or beneficially, by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent, waiver or other action, only Series B Notes that the Trustee knows to be so owned by the Company or an Affiliate of the Company in the above circumstances shall be so disregarded. Series B Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Series B Notes and that the pledgee is not the Company or any Affiliate of the Company.

     "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day preceding such Interest Payment Date.

     "Stated Maturity" means November 1, 2004.

      SECTION 103.  Payment of Principal and Interest.  The principal of the
                   ---------------------------------
Series B Notes shall be due at the Stated Maturity. The unpaid principal amount of the Series B Notes shall bear interest at the rate of 7.20% per annum until paid or duly provided for, such interest to accrue from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person in whose name the Series B Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal as provided herein will be paid to the Person to whom principal is payable.

Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Series B Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (Special Record Date), notice whereof shall be given to Holders of the Series B Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Series B Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

     Payments of interest on the Series B Notes will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Series B Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Series B Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally payable.

     Payment of the principal and interest on the Series B Notes shall be made at the office of the Paying Agent in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with any such payment that is due at the Stated Maturity of any Series B Notes being made upon surrender of such Series B Notes to the Paying Agent. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto. In the event that any date on which principal and interest is payable on the Series B Notes is not a Business Day, then payment of the principal and interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally payable.

     SECTION 104.  Denominations.  The Series B Notes may be issued in
                   -------------
denominations of $1,000.00, or any integral multiple thereof.

     SECTION 105.  Global Securities.  The Series B Notes will be issued
                   -----------------
initially in the form of one Global Security registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Series B Notes represented by such Global Security will not be exchangeable for, and will not otherwise be issuable as, Series B Notes in definitive form. The Global Security described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

     Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Series B Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee or except as described below. The rights of Holders of such Global Security shall be exercised only through the Depositary.

     A Global Security shall be exchangeable for Series B Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Company within 90 days of receipt by the Company of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Company within 90 days after it becomes aware of such cessation, or (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Series B Notes registered in such names as the Depositary shall direct.

     SECTION  106.  Redemption.  The Series B Notes shall not be subject to
                    ----------
redemption prior to Stated Maturity. The Series B Notes shall not have a sinking fund.

     SECTION 107.  Additional Interest.  Any principal of and installment of
                   -------------------
interest on the Series B Notes that is overdue shall bear interest at the rate of 7.20% (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

     SECTION 108.  Paying Agent.  The Trustee shall initially serve as Paying
                   ------------
Agent with respect to the Series B Notes, with the Place of Payment initially being the Corporate Trust Office of the Trustee.


                                    ARTICLE 2
                            MISCELLANEOUS PROVISIONS

     SECTION 201.  Recitals by Company.  The recitals in this Third Supplemental
                   -------------------
Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Series B Notes and of this Third Supplemental Indenture as fully and with like effect as if set forth herein in full.

     SECTION 202.  Ratification and Incorporation of Original Indenture.  As
                   ----------------------------------------------------
supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     SECTION 203.  Executed in Counterparts.  This Supplemental Indenture may be
                   ------------------------
executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     SECTION 204.  Assignment.  The Company shall have the right at all times to
                   ----------
assign any of its rights or obligations under the Indenture with respect to the Series B Notes to a direct or indirect wholly-owned subsidiary of the Company; provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. The Indenture may also be assigned by the Company in connection with a transaction described in Article Eight of the Original Indenture.

     IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.


                             VIRGINIA ELECTRIC AND POWER COMPANY



                             By:_______________________________________

                             Name:____________________________________

                             Title:_____________________________________

(SEAL)
Attest:


-------------------------------

Name:_________________________________
Vice President and Corporate Secretary



                             THE CHASE MANHATTAN BANK, as Trustee



                             By:_______________________________________

                             Name:____________________________________

                             Title:_____________________________________
(SEAL)
Attest:

-------------------------------
Trust Officer

State of ____________
City/County of _________________ss.:

     On the ____ day of November, 1999, before me personally came ______________ ______________________ to me known, who, being by me duly sworn, did depose and say that (s)he is ________________________ of Virginia Electric and Power Company, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed his/her name thereto by like authority.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____day of November, 1999.


(Notarial Seal)                     ______________________________
                                    Notary Public

My commission expires:  _______________.



State of New York
City/County of New York  ss.:

     On the ____ day of November, 1999, before me personally came ______________ ______________________ to me known, who, being by me duly sworn, did depose and say that (s)he is _________________________ of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed his/her name thereto by like authority.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of November, 1999.


(Notarial Seal)                     ______________________________
                                    Notary Public

     My commission expires:  _______________.

                                   EXHIBIT A

                                    FORM OF
                       1999 SERIES B 7.20% SENIOR NOTE,
                             DUE NOVEMBER 1, 2004


     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO [CEDE & CO.], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [CEDE & CO.,] HAS AN INTEREST HEREIN.]**

     [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]**


                              ==================
                      VIRGINIA ELECTRIC AND POWER COMPANY
                              ==================
                                $
                                 -------------
                       1999 SERIES B 7.20% SENIOR NOTE,
                             DUE NOVEMBER 1, 2004

No. ___                                                          CUSIP No.  ____


____________________________
     **Insert in Global Securities.

     Virginia Electric and Power Company, a corporation duly organized and existing under the laws of Virginia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]**, or registered assigns (the "Holder"), the principal sum of __________________ Dollars ($______________) on November 1, 2004, and to pay interest thereon from November 1, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 2000, at the rate of 7.20% per annum, until the principal hereof is paid or made available for payment, provided that any principal, and any such installment of interest, that is overdue shall bear interest at the rate of 7.20% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and any such interest on this Security will be made at the office of the Paying Agent or agency of the Company in the Borough of Manhattan, City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                              Virginia Electric and Power Company


                              By_______________________________________

Attest:

------------------------------


                              [REVERSE OF SECURITY]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Senior Indenture, dated as of June 1, 1998, as supplemented by the First Supplemental Indenture dated as of June 1, 1998, the Second Supplemental Indenture dated as of June 1, 1999 and the Third Supplemental Indenture dated as of November 1, 1999 (as amended or supplemented from time to time, herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $75,000,000.

     The Securities of this series are not subject to redemption prior to Stated Maturity.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series having the same Stated Maturity and of like tenor of any authorized denominations as requested by the Holder upon surrender of the Security or Securities to be exchanged at the office or agency of the Company.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --               as tenants in common

TEN ENT --               as tenants by the entireties

JT TEN --                as joint tenants with rights of survivorship and not as
                         tenants in common

UNIF GIFT MIN ACT --    -------------------------------- Custodian for
                        (Cust)

                        --------------------------------
                        (Minor)

                        Under Uniform Gifts to Minors Act of

                        --------------------------------
                        (State)

Additional abbreviations may also be used though not on the above list.

-------------------------------------------------------------------------------


     FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto ____________________ (please insert Social Security or other identifying number of assignee).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________ __, ____

                                 ------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                                    EXHIBIT B
                          CERTIFICATE OF AUTHENTICATION


This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE CHASE MANHATTAN BANK,
                                            as Trustee


                                            By: ________________________________
                                                Authorized Officer